UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	January 13, 2017

AIT THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-207220 (Commission File Number)	47-3812456 (I.R.S. Employer Identification No.)

2 Derech Meir Weisgal Rehovot, 763205 Israel (Address of principal executive offices) (zip code)

+972.8.684.3313 (Registrant’s telephone number, including area code) KokiCare, Inc. 26716 Via Colina Stevenson Ranch, CA 91381

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 20, 2017, we filed a Current Report on Form 8-K reporting the Merger Agreement and Plan of Reorganization by and between us, Red Maple Ltd., an Israeli corporation and a wholly-owned subsidiary of ours, and Advanced Inhalation Therapies (AIT) Ltd., an Israeli corporation (“AIT Ltd.”), under which Red Maple Ltd. merged with and into AIT Ltd. and AIT Ltd. became our wholly-owned subsidiary.  In the Current Report on Form 8-K we provided “Form 10-type” disclosure regarding the merger transaction, our corporate and capital structure, and the business of the post-merger company, AIT Ltd.  Since that filing we became aware that the Exhibit Index included with the Current Report on Form 8-K, accidentally duplicated certain exhibit numbers causing some of the exhibits to be misidentified.  This Amendment No. 1 to Current Report on Form 8-K/A provides a correctly numbered Exhibit Index and the applicable exhibits so they show the correct exhibit number.  We have not updated any other information in this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2017	AIT THERAPEUTICS, INC.
By: /s/ Amir Avniel Name: Amir Avniel Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Agreement and Plan of Merger and Reorganization, dated December 29, 2016, by and between AIT Therapeutics, Inc. (formerly known as KokiCare, Inc.), Red Maple Ltd.., and Advanced Inhalation Therapies (AIT) Ltd.

2.2
Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated January 12, 2017, by and between AIT Therapeutics, Inc. (formerly known as KokiCare, Inc.) and Advanced Inhalation Therapies (AIT) Ltd.

2.3	Merger Completion Certificate, dated December 29, 2016, by and among Red Maple Ltd. and Advanced Inhalation Therapies (AIT) Ltd.
3.1	Amended and Restated Articles of Incorporation of AIT Therapeutics, Inc.
3.2	Amended and Restated Bylaws of AIT Therapeutics, Inc.
4.1	Form of Common Stock certificate.
10.1
Amended and Restated Agreement for the Transfer and Assumption of Obligations Under the Securities Purchase and Registration Rights Agreements, dated January 12, 2017, by and between AIT Therapeutics, Inc. (formerly known as KokiCare, Inc.) and Advanced Inhalation Therapies (AIT) Ltd.

10.2	Form of Securities Purchase and Registration Rights Agreement Dated December 29, 2016 by and Advanced Inhalation Therapies (AIT) Ltd. and certain purchasers
10.3	Form of Warrant to Purchase Common Stock by and between AIT Therapeutics, Inc. and certain purchasers
10.4	Advanced Inhalation Therapies (AIT) Ltd. 2013 Share Option Plan, as amended and restated as of the closing of the Merger as a Stock Incentive Plan of AIT Therapeutics, Inc.
10.5	Agreement, dated August 3, 2015, by and between AIT Ltd. and Ron Bentsur
10.6	Employment Agreement, dated September 9, 2012, by and between AIT Ltd. and Racheli Vizman
10.7	Addendum to Employment Agreement, dated May 30, 2013, by and between the Company and Racheli Vizman
10.8	Addendum to Employment Agreement, dated April 8, 2014, by and between the Company and Racheli Vizman
10.9	Addendum to Employment Agreement, dated July 12, 2015, by and between the Company and Racheli Vizman
10.10	License Agreement, dated November 1, 2011, by and between AIT Ltd. and the University of British Columbia
10.11^	Non-Exclusive License Agreement, dated October 22, 2013, by and between AIT Ltd. and SensorMedics Corporation (CareFusion)
10.12	Services Agreement, dated June 11, 2015, by and between AIT Ltd. and Guberman Consulting Ltd.
10.13	Option Agreement, dated August 31, 2015, by and between AIT Ltd. and Pulmonox Technologies Corporation
10.14	Amendment No. 10 dated December 31, 2016, to Option Agreement between AIT Ltd. and Pulmonox Technologies Corporation
10.15	Agreement dated June 24, 2016 between AIT Ltd. and Steven Lisi
21.1	List of Subsidiaries.
99.1	Unaudited condensed financial statements of Advanced Inhalation Therapies (AIT) Ltd. for the nine months ended September 30, 2016 and 2015.
99.2	Audited financial statements of Advanced Inhalation Therapies (AIT) Ltd. for the years ended December 31, 2015 and 2014.
99.3	Pro forma financial information of AIT Therapeutics, Inc. and its wholly owned subsidiary Advanced Inhalation Therapies (AIT) Ltd.

^ Portions of this exhibit have been omitted pursuant to a request for confidential treatment.